                                                                   EXHIBIT 10.44

                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT is made as of the 17th day of December, 1999, by and between Digital Generation Systems, Inc., a California corporation (the "Company"), and each of the persons listed on Schedule A hereto (collectively, the "Holders").

                                    RECITALS
                                    --------

          WHEREAS, the Company issued 725,199 shares of its Common Stock (the "Common Shares") to certain of the Holders in a private placement transaction pursuant to that certain Common Stock Purchase Agreement dated December 17, 1999 (the "Purchase Agreement"); and

          WHEREAS, in order to induce the Holders to invest funds in the Company and to enter into the Purchase Agreement, the Company and the Holders agreed to enter into this Agreement and hereby agree that this Agreement shall govern the rights of the Holders to cause the Company to register the Common Shares and certain other matters as set forth herein.

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

           1.  Registration Rights.  The Company covenants and agrees as
               -------------------
follows:

                1.1 Definitions.  For purposes of this Section 1:
                    -----------

                     (a) The term "Act" means the Securities Act of 1933, as amended.

                     (b) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                     (c) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                     (d) The term "Registrable Securities" means the Common Shares and any Common Stock of the Company issued as a dividend or other distribution with respect to the Common Shares.

                     (e) The term "Rule 144" shall mean Rule 144 promulgated under the Act, as amended, or any similar successor rule thereto that may be promulgated by the SEC.

                     (f) The term "SEC" shall mean the Securities and Exchange Commission.

          1.2       S-3 Registration.
                    ----------------

                    (a) The Company shall use diligent efforts to prepare and file, on or before December 31, 2000, a registration statement on Form S-3 and any related qualification or compliance with respect to all of the Common Shares owned by the Holders so as to permit or facilitate the sale and distribution of the Holders' Common Shares.

                    (b) Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.2:

                        (i) if Form S-3 is not available for such offering by the Holders;

                        (ii) if the Company shall furnish to the Holders a certificate signed by the chief executive officer or the president of the Company stating that in the good faith judgment of the board of directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after such date, provided that such right to defer filing shall be exercised by the Company not more than once in any twelve (12) month period; or

                        (iii) in any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

                    (c) Subject to the foregoing, the Company shall effect such registration, qualification, or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky (except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (c), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction) or other state securities laws and appropriate compliance with applicable regulations issued under the Act and any other governmental requirements or regulations) covering the Common Shares and other securities so entitled to be registered as soon as practicable in accordance with the terms hereof.

          1.3       Obligations of the Company.  When required under Section 1
                    --------------------------
to effect the registration of the Registrable Securities, the Company shall:

                    (a) Prepare and file with the SEC, a registration statement on Form S-3 with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective, and, subject to the provisions below, use commercially reasonable efforts to keep such registration statement effective until the earlier of (A) the date on which all of the Common Shares held by each Holder can be sold without registration in a single transaction pursuant to Rule 144(k) of the Act, or (B) the date on which all of the Common Shares have been sold to the public.

                    (b) If at any time after a registration statement becomes effective, the Company advises the Holders in writing that the registration statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any prospectus comprising a part of such registration statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of the registration statement and the related prospectus, the Company shall give notice to the Holders that the availability of the registration statement is suspended and the Holders shall suspend any further sale of Registrable Securities pursuant to the registration statement until the Holders have been informed in writing that the registration statement is available. The Company shall be entitled to exercise its right to suspend the availability of the registration statement for a period of not more than sixty (60) days in any three (3) month period, not to exceed in the aggregate ninety (90) days in any twelve (12) month period.

                    (c) Subject to subsections 1.3(a) and (b), prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                    (d) Furnish to the Holders requesting registration such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                    (e) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

          1.4       Information from Holders.  It shall be a condition precedent
                    ------------------------
to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of a Holder that such Holder shall furnish to the Company the information requested on Appendix 1.4 hereto, which shall include such information regarding itself, himself or herself, any of the Registrable Securities held by it, him or her, and the intended method of disposition of such securities, and such other information as shall be reasonably requested by the Company and required to effect the registration of any of the Registrable Securities.

          1.5       Expenses of Registration.  All expenses of the Holders,
                    ------------------------
except underwriting discounts (if any) or commissions, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be required to pay any professional fees incurred by any of the Holders.

          1.6       Assignment of Registration Rights.  The registration rights
                    ---------------------------------
provided pursuant to Section 1.2 are not assignable.

          1.7       Indemnification.  With respect to all Registrable Securities
                    ---------------
included in the registration statement referred to in this Section 1:

                    (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners or officers, directors and shareholders of each Holder, and each person, if any, who controls such Holder within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Holder or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection l.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder, or any person controlling such Holder, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                   (b) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Act, any other Holder selling securities in such registration statement and any controlling person of any such other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Holder expressly for use in connection with such registration; and Holder will reimburse any person intended to be indemnified pursuant to this subsection l.7(b), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection l.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this subsection l.7(b) exceed the net proceeds from the offering received by Holder.

                 (c) Promptly after receipt by an indemnified party under this
Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

                 (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                 (e) The obligations of each Holder under this Section 1.7 shall survive the completion of any offering of Registrable Securities in the registration statement under this Section 1, and otherwise.

          1.8       Termination of Registration Rights.  The registration rights
                    ----------------------------------
provided in this Section 1 shall terminate with respect to a particular Holder if all Registrable Securities held by such Holder may be sold pursuant to Rule 144 in any three (3) month period. Upon the termination of registration rights pursuant to this Section 1.8, the Company shall have the right to withdraw the registration statement, or any portion thereof, covering Registrable Securities.

     2.  Miscellaneous.
         -------------

          2.1       General.  Nothing in this Agreement, express or implied, is
                    -------
intended to confer upon any party other than the parties hereto any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          2.2       Governing Law.  This Agreement shall be governed by and
                    -------------
construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          2.3       Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          2.4       Titles and Subtitles.  The titles and subtitles used in this
                    --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          2.5       Notices.  Unless otherwise provided, any notice required or
                    -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          2.6       Expenses.  If any action at law or in equity is necessary to
                    --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          2.7       Amendments and Waivers.  Any term of this Agreement may be
                    ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders holding a majority of the Registrable Securities.

          2.8       Severability.  If one or more provisions of this Agreement
                    ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          2.9       Entire Agreement.  This Agreement constitutes the full and
                    ----------------
entire understanding and agreement between the parties with regard to the subject matter hereof.

          2.10      Issuance of Common Shares.  The Holders hereby consent
                    -------------------------
to the issuance of the Common Shares pursuant to the terms set forth in the Purchase Agreement. The Holders further agree to take any and all actions reasonably necessary to evidence and effect such consent, including, but not limited to, executing any necessary shareholder consents or proxies and voting all voting securities of the Company then held by such Holder at any shareholder meeting in favor of approving the aforementioned issuances.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                       DIGITAL GENERATION SYSTEMS, INC.:


                       By:____________________________________
                                 Matthew E. Devine
                                 Chief Executive Officer

                       Address:
                       Digital Generation Systems, Inc.
                       875 Battery Street
                       San Francisco, CA  94111

                       HOLDERS:

                                 PEQUOT PRIVATE EQUITY FUND, L.P.

                                    By:  Pequot Capital Management, Inc.,
                                         as Investment Manager


                                       By:________________________
                                          David J. Malat,
                                          Chief Financial Officer


                                 Address:
                                 500 Nyala Farm Road
                                 Westport, Connecticut   06880

                                 PEQUOT OFFSHORE PRIVATE EQUITY
                                 FUND, INC.

                                    By:  Pequot Capital Management, Inc.,
                                         as Investment Manager


                                       By:_______________________
                                          David J. Malat
                                          Chief Financial Officer


                                 Address:
                                 500 Nyala Farm Road
                                 Westport, Connecticut   06880

                              TCV II, V.O.F.

                              By:  Technology Crossover Management II, L.L.C.,
                                   Its:  Investment General Partner


                                  By:________________________
                                     Robert C. Bensky
                                     Chief Financial Officer


Address: 56 Main Street, Suite 210    Copy:  Technology Crossover Ventures
         Millburn, New Jersey  07041         575 High Street, Suite 400
         Attention: Robert C. Bensky         Palo Alto, California 94301
         Fax: (973) 467-5323                 Attention: Michael G. Linnert
                                             Fax: (650) 614-8222

                             TECHNOLOGY CROSSOVER VENTURES II,
                                L.P.

                             By:  Technology Crossover Management II, L.L.C.,
                                    Its:  General Partner


                                  By:_______________________
                                     Robert C. Bensky
                                     Chief Financial Officer


Address: 56 Main Street, Suite 210    Copy:  Technology Crossover Ventures
         Millburn, New Jersey  07041         575 High Street, Suite 400
         Attention: Robert C. Bensky         Palo Alto, California 94301
         Fax: (973) 467-5323                 Attention: Michael G. Linnert
                                             Fax: (650) 614-8222

                            TCV II (Q), L.P.

                            By: Technology Crossover Management II, L.L.C.,
                                General Partner


                                  By:___________________________
                                     Robert C. Bensky
                                     Chief Financial Officer


Address: 56 Main Street, Suite 210     Copy: Technology Crossover Ventures
         Millburn, New Jersey  07041         575 High Street, Suite 400
         Attention: Robert C. Bensky         Palo Alto, California 94301
         Fax: (973) 467-5323                 Attention: Michael G. Linnert
                                             Fax: (650) 614-8222

                            TCV II STRATEGIC PARTNERS, L.P.

                            By: Technology Crossover Management II, L.L.C.
                                Its:  General Partner


                                  By:_______________________
                                     Robert C. Bensky
                                     Chief Financial Officer


Address: 56 Main Street, Suite 210     Copy: Technology Crossover Ventures
         Millburn, New Jersey  07041         575 High Street, Suite 400
         Attention: Robert C. Bensky         Palo Alto, California 94301
         Fax: (973) 467-5323                 Attention: Michael G. Linnert
                                             Fax: (650) 614-8222

                         TECHNOLOGY CROSSOVER VENTURES II, C.V.

                         By:  Technology Crossover Management II, L.L.C.,
                              Its:  Investment General Partner


                              By:_________________________
                                  Robert C. Bensky
                                  Chief Financial Officer


Address: 56 Main Street, Suite 210     Copy: Technology Crossover Ventures
         Millburn, New Jersey  07041         575 High Street, Suite 400
         Attention: Robert C. Bensky         Palo Alto, California 94301
         Fax: (973) 467-5323                 Attention: Michael G. Linnert
                                             Fax: (650) 614-8222

                              _______________________________________
                              Scott K. Ginsburg


                              Address:
                              5221 North O'Connor Boulevard, Suite 950
                              Irving, Texas 75039

                              _________________________________________
                              Matthew E. Devine


                              Address:
                              5221 North O'Connor Boulevard, Suite 950
                              Irving, Texas 75039

                                   SCHEDULE A


Pequot Private Equity Fund, L.P.
500 Nyala Farm Road
Westport, Connecticut   06880

Pequot Offshore Private Equity
  Fund, Inc.
500 Nyala Farm Road
Westport, Connecticut   06880

TCV II, V.O.F.
56 Main Street, Suite 210
Millburn, NJ  07041

Technology Crossover Ventures II, L.P.
56 Main Street, Suite 210
Millburn, NJ  07041

TCV II (Q), L.P.
56 Main Street, Suite 210
Millburn, NJ  07041

TCV II Strategic Partners, L.P.
56 Main Street, Suite 210
Millburn, NJ  07041

Technology Crossover Ventures II, C.V.
56 Main Street, Suite 210
Millburn, NJ  07041

Scott K. Ginsburg
5221 North O'Connor Boulevard, Suite 950
Irving, Texas 75039

Matthew E. Devine
5221 North O'Connor Boulevard, Suite 950
Irving, Texas 75039

                                  APPENDIX 1.4
                                  ------------

                     SHAREHOLDER INFORMATION QUESTIONNAIRE:

All information furnished below by the undersigned for use in the Registration Statement on Form S-3 is, and on the date such shares registered thereunder, will be true, correct, and complete in all material respects, and does not, and on the date on which the undersigned sells such shares, will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. By completing and returning this information statement, the undersigned hereby consents to the use of his or her name, address, and share ownership information in the Form S-3 of Digital Generation Systems, Inc.


Date.
----

     Fill in Date:                       ______________________________


Name.                                         Print:
----

     Print and sign name or names        ______________________________
     exactly as name or names appear
     on share certificate.  If           ______________________________
     certificate is held in more than
     one name, all must sign.

                                         Sign:
                                         ______________________________

                                         ______________________________

Address.
-------

     Fill in your address:               ______________________________

                                         ______________________________

                                         ______________________________

D.   Stock Owned.
     -----------

  Fill in number of shares of             Of Record  Beneficially
  Common Stock owned of record
  and beneficially.
                                           ________   ___________



Aggregate Number of Shares of Common Stock to be Registered on Form S-3:
-----------------------------------------------------------------------


          _____________ Shares


F.   Status.
     ------

     The signatory hereto is an individual ( ), partnership ( ), corporation ( ), or other, as more fully described below ( ). The signatory is not acting in a fiduciary capacity or as a nominee in selling shares in the public offering, except as indicated below.

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

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